NOTES PAYABLE	12 Months Ended
Dec. 31, 2017
NOTES PAYABLE [Abstract]
NOTES PAYABLE
17.	NOTES PAYABLE

As of December 31, 2016 and 2017, notes payable were non-interest bearing and were secured by $89.3 million and $52.0 million of the Group’s restricted cash respectively. The Group did not pay any commission to the banks to obtain the notes payable facilities. These notes as of December 31, 2017 are due for repayment over the next six months ending June 30, 2018.